LISTING NOTE AGREEMENT

This Listing Note Agreement (the “Listing Note”) is entered into by and between American Realty Capital Healthcare Trust Operating Partnership, a Delaware limited partnership (the “Partnership”) and American Realty Capital Healthcare Special Limited Partnership, LLC, a Delaware limited liability company (the “SLP”) this 7th day of April, 2014. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to as the applicable term in the OP Agreement (defined below).

WHEREAS, the SLP is a special limited partner of the Partnership which is governed by the Second Amended and Restated Agreement of Limited Partnership of American Realty Capital Healthcare Trust Operating Partnership, L.P. dated as of April 7, 2014 (the “OP Agreement.”)

WHEREAS, American Realty Capital Healthcare Trust, Inc., a Maryland corporation, is the general partner of the Partnership (the “REIT”).

WHEREAS, upon a Listing (as defined in the OP Agreement), the REIT is required to cause the Partnership to make certain distributions to the SLP with respect to the SLP’s special limited partnership interest (the “Special Limited Partner Interest”) all as set forth in Section 5.02 of the OP Agreement;

WHEREAS, a Listing occurred on April 7, 2014 (the “Listing Date”);

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.	Recitals.

The recitals to this Listing Note are hereby incorporated by reference herein.

2.	Redemption.

The Partnership hereby agrees to distribute to the SLP with respect to its Special Limited Partner Interest an aggregate amount equal to the difference between (i) 15% of the amount, if any, referred to herein as the “Listing Amount,” by which (a) the sum of (I) the Market Value of all issued and outstanding shares of Common Stock plus (II) the sum of all distributions paid by the REIT to its stockholders prior to Listing, exceeds (b) the sum of (I) the total Gross Proceeds in all Offerings plus (II) the total amount of cash that, if distributed to the stockholders who purchased shares of Common Stock in an Offering, would have provided such stockholders a Priority Return on the Gross Proceeds raised in all such Offerings minus (ii) any distributions received by the SLP pursuant to Section 5.02(b) of the OP Agreement prior to the Listing Date. The parties hereto understand that the Listing Amount is not determinable until such time as identified in the definition of Market Value. Notwithstanding anything herein to the contrary, in accordance with Section 736 of the Code, this Listing Note shall be disregarded for applicable income tax purposes and the SLP shall continue to be treated as a partner of the Partnership in respect of its Special Limited Partner Interest for such purposes until the Partnership has satisfied all of its obligations under this Listing Note. Without limiting the foregoing, there shall be no other obligations to pay or accrue any other amounts (including interest) with respect to the Listing Note, other than the Listing Amount; provided, that any cash or property paid to the Special Limited Partner with respect to such interest shall be reported to the Special Limited Partner on Internal Revenue Service Schedule K-1 to Form 1065 (or such successor schedule or form).

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3.	Distributions in respect of the Listing Amount.

Upon closing the sale of any asset generating Net Sales Proceeds the Partnership shall distribute, in accordance with Section 5.02 of the OP Agreement, Net Sales Proceeds to the SLP in respect of the Listing Amount until the SLP has received distributions (in whatever form), in the aggregate, equal to the Listing Amount.

4.	Conversion and Exchange of Special Limited Partner Interest.

(a)	Conversion. On and after such time as the Listing Amount is determinable, the SLP shall have the right, but not the obligation, to contribute the entire Special Limited Partner Interest to the Partnership in exchange for OP Units in a transaction intended to qualify as a contribution of property pursuant to Section 721 of the Internal Revenue Code of 1986, as amended. The SLP shall provide written notice to the General Partner of its intention to contribute the Special Limited Partner Interest at least ten (10) days prior to the date on which the contribution is to occur. The maximum number of OP Units issuable upon a contribution of the entire Special Limited Partner Interest shall be equal to the quotient of (i) the net amount of the Partnership’s remaining obligation to make distributions to the SLP of the Listing Amount pursuant to Section 5.02(b) of the OP Agreement on the date of the contribution divided by (ii) the product of (A) the Value of one REIT Share on the date of the contribution multiplied by (B) the Conversion Factor. Only a whole number of OP Units may be issuable upon a contribution of the entire Special Limited Partner Interest. The SLP covenants and agrees with the Partnership that the Special Limited Partner Interest shall be free and clear of all liens. The contribution of the entire Special Limited Partner Interest shall occur automatically after the close of business on the applicable date of contribution, as of which time the SLP shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the number of OP Units issuable upon such contribution.

(b)	Exchange. OP Units issuable upon a contribution of the Special Limited Partner Interest in (a) above shall be exchangeable for cash or, at the option of the Partnership, for REIT Shares pursuant to Section 8.04 of the OP Agreement.

(c)	OP Agreement. Except as otherwise set forth herein, this Listing Note, and the SLP’s rights in respect thereof shall be governed by, and subject to, the terms and conditions of the OP Agreement.

5.	Subordination. This Listing Note and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Standstill Agreement (as amended, restated, modified or otherwise supplemented from time to time, the “Subordination Agreement”), dated as of April 7, 2014, between the Partnership, SLP and KeyBank National Association, as Agent, to the “Senior Debt” (as defined therein), and SLP, and any successor holder of this Listing Note, irrevocably agrees to be bound by the provisions of the Subordination Agreement, including, without limitation, any restrictions contained in the Subordination Agreement with respect to payments made under the Listing Note.

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6.	Lost or Mutilated Note. If this Listing Note shall be mutilated, lost, stolen or destroyed, the Partnership shall execute and deliver, in exchange and substitution for and upon cancellation of this Listing Note (if mutilated), or in lieu of or in substitution for this Note (if lost, stolen or destroyed), a new listing note but only upon receipt of evidence of such loss, theft or destruction of the Listing Note.

7.	Cancellation. This Listing Note shall be of no further force or effect once the SLP has received equal to the Listing Amount in accordance with the OP Agreement. After all distributions have been paid, the SLP shall surrender this Listing Note to the Partnership for cancellation.

8.	Costs of Enforcement. In the event of the breach by the Partnership or the REIT of any provision of this Listing Note or the occurrence of an Event of Default, the SLP shall, be entitled to proceed to protect and enforce its rights hereunder by appropriate judicial proceedings and the SLP shall be entitled to exercise all other rights and remedies available at law or in equity. The Partnership and the REIT shall be obligated, jointly and severally, to reimburse the SLP for all reasonable costs and expenses incurred in connection with the protection and enforcement of its rights hereunder and collection of all amounts owing hereunder plus reasonable attorneys’ fees and expenses.

9.	Events of Default. For purposes of this Listing Note, an “Event of Default” will be deemed to have occurred if:

(a)	the Partnership fails to pay any distributions in respect of the Listing Note or take any other actions in respect thereof, all as set forth herein or in the OP Agreement;

(b)	a Change of Control occurs with respect to the Partnership; or

(c)	a Bankruptcy Event occurs with respect to the Partnership.

10.	Remedies Upon an Event of Default. The Partnership shall, within five (5) Business Days after becoming aware thereof, notify the SLP of the occurrence of any Event of Default. If an Event of Default shall occur and be continuing, the SLP shall be entitled to declare all amounts under this Listing Note due and payable irrespective of whether the Partnership has sold an asset or assets generating Net Sales Proceeds, by a notice in writing to the Partnership.

11.	Definitions.

(d)	“Asset Sale” means any transaction or series of transactions whereby: (i) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its direct or indirect ownership of any real estate asset, real estate related loan or other investment or portion thereof, including any event with respect to any real estate asset that gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all the direct or indirect interest of the Partnership in any joint venture in which it is a co-venturer, member or partner; (iii) any joint venture directly or indirectly (except as described in other subsections of this definition) in which the Partnership as a co-venturer, member or partner sells, grants, transfers, conveys, or relinquishes its direct or indirect ownership of any real estate asset or portion thereof, including any event with respect to any real estate asset which gives rise to insurance claims or condemnation awards; or (iv) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its direct or indirect interest in any real estate related loan or portion thereof (including with respect to any real estate related loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) and any event which gives rise to a significant amount of insurance proceeds or similar awards in connection therewith; or (v) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its direct or indirect ownership of any other investment asset not previously described in this definition or any portion thereof.

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(e)	“Common Stock” means the common stock of the REIT, $0.1 par value per share. The term “Common Stock” shall, as the context requires, be deemed to refer to the class or series of Common Stock that correspond to the class or series of Partnership Interests for which the reference to Common Stock is made.

(f)	“General Partner” means the REIT.

(g)	“Gross Proceeds” means the aggregate purchase price of all shares of Common Stock sold for the account of the REIT through an Offering, without deduction for Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any share of Common Stock for which reduced selling commissions are paid to (i) Realty Capital Securities, LLC or any successor dealer manager to the General Partner or (ii) a broker-dealer (where net proceeds to the General Partner are not reduced) shall be deemed to be the full amount of the offering price per share of Common Stock pursuant to the Registration Statement for such Offering without reduction.

(h)	“Market Value” means the value calculated based on the average market value of the shares of Common Stock issued and outstanding at Listing over the 30 days beginning 180 days after the shares of Common Stock are first listed or included for quotation.

(i)	“Net Sales Proceeds” means the aggregate proceeds paid in cash received by the Partnership in connection with any Asset Sale, net of (i) direct costs (including legal and accounting fees, sales commissions and underwriting discounts and all title and recording expenses), (ii) all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence thereof, (iii) all payments made by the Partnership on any indebtedness that is secured by the assets subject to such Asset Sale in accordance with the terms of any lien upon or with respect to such assets or that must, by the terms of such lien or by applicable law, be repaid out of the proceeds from such Asset Sale and (iv) a reasonable reserve for the after-tax costs of any indemnification payments (fixed or contingent) attributable to the seller’s indemnities to the purchaser undertaken by the Partnership in connection with such Asset Sale. Upon release from reserve or escrow or payment of any amounts referred to in clause (iv) above that are released or paid to the Partnership or any reduction in the amount of taxes required to be accrued pursuant to clause (ii) above resulting in a payment to the Partnership, such amounts shall then be deemed to be “Net Sales Proceeds”.

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(j)	“Offerings” means the public offering of shares of Common Stock pursuant to the Registration Statement on Form S-11.

(k)	“Organization and Offering Expenses” means all expenses incurred by or on behalf of the REIT in connection with or in preparing the REIT for registration of and subsequently offering and distributing its shares of Common Stock to the public, which may include total underwriting and brokerage discounts and commission expenses; expenses for printing, engraving and mailing; compensation of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.

(l)	“Priority Return” means a 6% cumulative, non-compounded, pre-tax annual return (based on a 365-day year).

(m)	“Registration Statement” means the Registration Statement on Form S-11 filed by the General Partner with the Securities and Exchange Commission, and any amendments thereof at any time made, relating to the Common Stock.

12.	Miscellaneous.

(n)	Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Listing Note shall be in writing and shall be deemed to have been duly given only if delivered (i) personally against written receipt, (ii) by facsimile transmission against facsimile confirmation, (iii) mailed by prepaid first class certified mail, return receipt requested, or (iv) mailed by prepaid overnight courier to the addresses set forth on the signature pages hereof. All such notices, requests, demands, waivers and other communications shall be deemed to have been given, (x) in the case of clauses (i) and (ii) above, on the date of such delivery and (y) in the case of clauses (iii) and (iv) above, when received.

(o)	Amendments; Waivers.

(i)	This Listing Note may be altered, amended or waived only by prior written agreement signed by the party or parties against whom enforcement of any alteration, amendment or waiver is sought.

(ii)	No failure or delay by either party in exercising any right, power or privilege under this Listing Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, no action taken pursuant to this Note shall be deemed to constitute a waiver by the party taking such action of compliance with any agreements contained in this Listing Note. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

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(p)	Successors and Assigns. Neither party may assign or transfer this Listing Note or any of its obligations or benefits under this Listing Note (other than by operation of law) in any manner whatsoever without the prior written consent of the other party. The provisions hereof shall be binding upon the legal representatives, successors and permitted assigns of the Partnership and the REIT, and shall inure to the benefit of the SLP and its successors by operation of law.

(q)	Governing Law. This Listing Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof that would require the application of any other law.

(r)	Entire Agreement. This Listing Note and the other agreements and instruments referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto with respect to the subject matter hereof.

(s)	Severability. Any provision of this Listing Note that is prohibited or unenforceable shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Listing Note or affecting the validity or enforceability of such provision in any other jurisdiction. The application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by applicable law. To the extent any provision of this Listing Note is determined to be prohibited or unenforceable in any jurisdiction, the Partnership and the SLP agree to use commercially reasonable efforts to substitute one or more valid, legal and enforceable provisions that, insofar as practicable, implement the purposes and intent of the prohibited or unenforceable provision.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the day and year first above written.

THE PARTNERSHIP:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC. OPERATING PARTNERSHIP, L.P.

By: AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Its: General Partner

By:	/s/ Thomas D’Arcy
Thomas D’Arcy Chief Executive Officer

Address for Notices: American Realty Capital Trust Operating Partnership, L.P. 405 Park Avenue New York, New York 10022 Facsimile No.: (212) 421-5799 Attention: William M. Kahane

AGREED TO AND ACCEPTED:

SLP:

AMERICAN REALTY CAPITAL HEALTHCARE SPECIAL LIMITED PARTNERSHIP, LLC

By:	American Realty Capital V, LLC, its Managing Member

	By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Authorized Signatory

American Realty Capital Healthcare Special Limited Partnership
405 Park Avenue
New York, New York 10022
Facsimile No.: (212) 421-5799
Attention: Nicholas S. Schorsch

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